          SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


             Date of Report:  April 24, 1996



                     UNOCAL CORPORATION
                     ------------------

   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483                 95-3825062
- -----------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)




2141 Rosecrans Avenue, Suite 4000,  El Segundo, California      90245
- -----------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:   (310)  726-7600

ITEM 5.   OTHER EVENTS

On April 24, 1996, the following news release was issued:


                  UNOCAL FIRST QUARTER EARNINGS RISE ON HIGHER
                  GULF OF MEXICO NATURAL GAS PRICES, PRODUCTION
                  ---------------------------------------------


         El Segundo, Calif., April 24, 1996 -- Unocal Corporation today reported first quarter 1996 net earnings of $124 million, or 47 cents per common share, reflecting increased natural gas prices and higher gas production from its Louisiana/Gulf of Mexico operations.


         The 1996 results compare with $74 million, or 27 cents per common share, in the first quarter 1995. Unocal's total revenues for the quarter were $2.28 billion, up from $1.91 billion a year ago.


         Earnings from operations for the first quarter, excluding special items (detailed in the attached tables), were $120 million, or 45 cents per common share. This compares with adjusted earnings from operations of $54 million, or 19 cents per common share, in the same period a year ago.


         "Our improved first quarter earnings reflect significantly stronger natural gas prices in the Louisiana/Gulf of Mexico region, which accounts for more than 60 percent of our domestic gas production," said Roger C. Beach, Unocal chairman and chief executive officer. The company's production from the Louisiana/Gulf of Mexico region averaged nearly 700 million cubic feet per day (mmcfd), a three percent increase over the same period a year ago.


         "The average natural gas sales price for our Louisiana/Gulf of Mexico production was $2.81 per thousand cubic feet (mcf) in the quarter, up 87 percent

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from a year ago," Beach said.  Unocal's  overall  average  domestic  natural gas sales price was $2.35 per mcf, 62 percent above $1.45 per mcf a year ago.


         Unocal's foreign natural gas production increased nearly five percent, due principally to new production in The Netherlands and Canada. The company's average sales price for foreign natural gas rose 11 percent to $2.13 per mcf.


         Production from the company's natural gas operations offshore Thailand continued to be constrained as construction proceeded on a second Thai-operated pipeline to shore.


     "This new pipeline will allow us to increase our net production in Thailand to 575 to 600 mmcfd, " Beach said. First quarter 1996 production in Thailand averaged 438 mmcfd.


         Earlier this month, the company sold its California oil and gas production assets for $492 million. In the first quarter 1996, those properties contributed about $1 million in net earnings. Net daily production averaged 30,200 barrels of oil and 52 mmcf of gas. The company expects to record a gain from the sale in the second quarter 1996.

         The company's 76 Products Company business unit posted a loss of $7 million for the quarter as a result of low margins for refined products.


         "We had higher refinery production of light oil products (gasoline, jet and diesel fuel) and increased petroleum product sales in the quarter," Beach said. "However, we were unable to recover all of the increased crude oil costs and the additional expenses to manufacture the new California reformulated gasolines."


         Beach went on to say, "Late last week, for the first time this year, we were able to increase the wholesale price of our gasolines to a level where we are recovering those increased costs. Whether this situation will continue depends upon future gasoline market conditions and crude oil prices."

NEWS RELEASE

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)


                                                           For the Three Months
                                                              Ended March 31
                                                         -----------------------
Dollars in millions except per share amounts                  1996         1995
- --------------------------------------------------------------------------------



Total revenues (a) ...................................       $2,278       $1,906
Costs and other deductions (a) .......................        2,064        1,775
                                                             ------       ------
Earnings before income taxes .........................          214          131
Income taxes .........................................           90           57
                                                             ------       ------
Net earnings .........................................          124           74
Dividends on preferred stock .........................            9            9
                                                             ------       ------
Net earnings applicable to common shares .............       $  115       $   65


Earnings per common share: (b) .......................       $ 0.47       $ 0.27

(a) Includes consumer excise taxes of ................       $  235       $  210
(b) Based on weighted average common shares ..........          247          245
       outstanding (in millions)



- --------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)



                                                           March 31     Dec. 31
                                                       -------------------------
Millions of dollars                                           1996         1995
- --------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents ............................      $   286      $    94
Other current assets .................................        1,529        1,482
Investments and long-term receivables ................        1,044        1,101
Properties - net .....................................        7,082        7,109
Other assets .........................................          150          105
                                                            -------      -------
  Total assets .......................................       10,091        9,891

LIABILITIES
Current liabilities ..................................      $ 1,615      $ 1,316
Long-term debt and
 capital lease obligations ...........................        3,504        3,698
Deferred income taxes ................................          711          722
Other deferred credits and liabilities ...............        1,247        1,225
                                                            -------      -------
  Total liabilities ..................................      $ 7,077      $ 6,961

STOCKHOLDERS' EQUITY .................................        3,014        2,930
                                                            -------      -------
  Total liabilities and stockholders' equity .........      $10,091      $ 9,891

NEWS RELEASE

CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)


                                                          For the Three Months
                                                             Ended March 31
                                                         -----------------------
Millions of dollars                                            1996        1995
- --------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Cash flow from operations ..............................     $ 386      $ 236
  Working capital and other changes
   related to operations .................................      (118)      (122)
                                                               -----      -----
 Net cash provided by operating activities ...............     $ 268      $ 114

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures (includes dry hole costs) .........       222)      (267)
  Proceeds from asset sales ..............................        51         94
                                                               -----      -----
 Net cash used in investing activities ...................     $(171)     $(173)

CASH FLOWS FROM FINANCING ACTIVITIES
  Long-term borrowings ...................................       154        266
  Reduction of long-term debt
     and capital lease obligations .......................       (13)      (200)
  Dividends paid .........................................       (59)       (58)
  Other ..................................................        13         16
                                                               -----      -----
 Net cash provided by (used in) financing activities .....     $  95      $  24

Increase (decrease) in cash and cash equivalents .........       192        (35)
Cash and cash equivalents at beginning of year ...........        94        148
                                                               -----      -----
Cash and cash equivalents at end of period ...............     $ 286      $ 113



- --------------------------------------------------------------------------------

SELECTED FINANCIAL DATA


                                                           For the Three Months
                                                             Ended March 31
                                                         -----------------------
Millions of dollars                                             1996        1995
- --------------------------------------------------------------------------------

Exploration expense

         Oil and gas
                 United States .......................         $  4         $ 10
                 Foreign .............................           17           18
         Geothermal ..................................            1            1
                                                               -----------------
                 Total ...............................         $ 22         $ 29

Dry hole costs
         United States ...............................         $ 10         $  -
         Foreign .....................................            4            4
                                                               -----------------
                 Total ...............................         $ 14         $  4

Depreciation, Depletion & Amortization ...............         $244         $228

NEWS RELEASE

OPERATING HIGHLIGHTS
(UNAUDITED)


                                                           For the Three Months
                                                               Ended March 31
                                                          ----------------------
                                                              1996         1995
- --------------------------------------------------------------------------------

Net daily production (a)
      Crude oil and condensate (thousand barrels daily):
                United States (b) ......................      121.3        131.2
                Foreign:
                     Far East ..........................       80.9         87.5
                     Other .............................       28.4         31.1
                                                             -------------------
                            Total Foreign ..............      109.3        118.6
                                                             -------------------
          Worldwide ....................................      230.6        249.8


      Natural gas (million cubic feet daily):
                United States (b) ......................      1,110        1,120
                Foreign:
                     Far East ..........................        597          615
                     Other .............................         82           33
                                                              ------------------
                            Total Foreign ..............        679          648
                                                              ------------------
          Worldwide ....................................      1,789        1,768


      Natural gas liquids (thousand barrels daily) .....       19.7         22.0


      Geothermal (million kilowatt-hours daily) ........       13.8         15.6


Average sales prices
      Crude oil and condensate (per barrel):
                United States ..........................     $16.55       $14.74
                Foreign:
                     Far East ..........................     $17.86       $16.19
                     Other .............................     $16.93       $15.62
                            Total Foreign ..............     $17.52       $15.98
                                                            --------------------
          Worldwide ....................................     $16.93       $15.22


      Natural gas (per mcf):
                United States ..........................      $2.35        $1.45
                Foreign:
                     Far East ..........................      $2.18        $1.96
                     Other .............................      $1.76        $1.22
                            Total Foreign ..............      $2.13        $1.92
                                                           ---------------------
          Worldwide ....................................      $2.27        $1.62


 (a)  Includes production sharing agreements on a gross basis.
 (b)  Includes California production.

(UNAUDITED)


                                                            For the Three Months
                                                                Ended March 31
                                                            --------------------
                                                                    1996    1995
- -------------------------------------------------------------------------------

Input to crude oil processing units
  (thousand barrels daily) .....................................     239     190

Refinery production (thousand barrels daily)
      Gasoline .................................................     116      84
      Jet fuel, kerosene and heating oil .......................      43      19
      Diesel fuel ..............................................      42      30
      Other products (lubricants, gas oils, etc.) ..............      61      70
                                                                     -----------
            Total ..............................................     262     204

Petroleum product sales (thousand barrels daily)
      Marketing (a)
            Gasoline ...........................................     127     113
            Diesel .............................................      25      25
            Other (includes lube oil,
              kerosene and fuel oil) ...........................       8       5
                                                                     -----------
                 Total .........................................     160     143

      Product supply and refinery (b)
            Gasoline ...........................................      19      13
            Jet fuel ...........................................      50      29
            Diesel .............................................      31      11
            Other products (includes petroluem
               coke, gas oil, etc.) ............................      34      56
                                                                     -----------
                 Total .........................................     134     109
                                                                     -----------
                    Total petroleum product sales ..............     294     252


Agricultural products production volumes (thousand tons)
      Ammonia ..................................................     351     351
      Urea .....................................................     293     295
      Other products ...........................................     163     197

Agricultural products sales volumes (thousand tons)
      Ammonia ..................................................      94     128
      Urea .....................................................     245     228
      Other products ...........................................     231     272



 (a)  Primarily sold through retail channels
 (b)  Primarily sold through wholesale or commercial channels

  NEWS RELEASE                                                UNOCAL CORPORATION

  EARNINGS BY BUSINESS SEGMENT
  (Unaudited)




                                                                           For the First Three Months     For the First Three Months
                                                                              Ended March 31, 1996          Ended March 31, 1995
                                                                          ----------------------------------------------------------
  Millions of dollars                                                     Before-tax      After-tax        Before-tax      After-tax
- ------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 155            $  96            $  89            $  55
      Foreign ..................................................             123               68              103               52

   Refining, Marketing and Transportation
      76 Products Company ......................................             (11)              (7)             (35)             (18)

GEOTHERMAL AND POWER OPERATIONS ................................               9                5                9                4

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              25               16               26               16
      Carbon and Minerals ......................................              26               18               24               17
      Pipelines ................................................              30               23               22               18
      Other ....................................................              (1)              --                2                1

CORPORATE AND UNALLOCATED
      Administrative and General expense .......................             (29)             (18)             (29)             (18)
      Net interest expense .....................................             (72)             (50)             (64)             (43)
      Environmental and Litigation expense .....................             (23)             (14)             (28)             (17)
      Other ....................................................             (18)             (13)              12                7
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 214            $ 124            $ 131            $  74
                                                                           =========================================================


  EXPLORATION & PRODUCTION - this segment is engaged in the exploration for, and the production and marketing of, crude oil, condensate, natural gas and natural gas liquids.

  REFINING, MARKETING AND TRANSPORTATION
     76 PRODUCTS COMPANY - this segment is principally responsible for the company's West Coast petroleum refining operations, marketing and transportation of refined petroleum products and the manufacturing and marketing of petroleum coke.

  GEOTHERMAL & POWER OPERATIONS - this segment is involved in the exploration for, and the production and sale of geothermal resources for the generation of electricity.

  DIVERSIFIED BUSINESSES:
     AGRICULTURAL   PRODUCTS  -  manufactures   and  markets   nitrogen-based
        fertilizers for wholesale markets to the western United States and to the Pacific Rim.
     CARBON AND MINERALS - produces and markets  petroleum  coke (other than on the West Coast), graphites, solvents and specialty minerals. PIPELINES - principally includes the company's equity interests in affiliated pipeline companies.
     OTHER - includes the development and sale of real estate assets and the company's equity interest in The UNO-VEN Company, a refining and marketing partnership in the midwestern United States.

   NEWS RELEASE                                              UNOCAL CORPORATION

   SPECIAL ADJUSTMENTS
   (Unaudited)



                                                                         For the First Three Months      For the First Three Months
                                                                              Ended March 31, 1996          Ended March 31, 1995
                                                                   ----------------------------------------------------------------
   Dollars in millions except per share amounts                              Before-tax     After-tax      Before-tax     After-tax
   --------------------------------------------------------------------------------------------------------------------------------

Reported earnings ..................................................          $ 214           $ 124           $ 131           $  74
Less: Special items
      EXPLORATION AND PRODUCTION
         UNITED STATES
            Asset Sales ............................................              4               2              13               8
         FOREIGN
            Asset Sales ............................................              6               4               4               3
      DIVERSIFIED BUSINESSES
         PIPELINES
            Asset Sales ............................................             12               7               -               -
      CORPORATE AND UNALLOCATED
            Asset Sales ............................................              1               1              29              18
            Environmental provision ................................            (10)             (6)             (7)             (4)
            Litigation provision ...................................             (6)             (4)             (6)             (4)
            Asset write-downs ......................................              -               -              (2)             (1)
                                                                              ------------------------------------------------------
     Total special items ...........................................              7               4              31              20
                                                                              ------------------------------------------------------
ADJUSTED EARNINGS ..................................................          $ 207           $ 120           $ 100           $  54
Less: Dividends on preferred stock .................................                              9                               9
                                                                              ------------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ..................                            111                              45
                                                                              ------------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE .............................                          $0.45                           $0.19


NEWS RELEASE                                                 UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                       For the First Three Months        For the First Three Months
                                                                          Ended March 31, 1996              Ended March 31, 1995
                                                                 ------------------------------------------------------------------
Millions of dollars                                                      Before-tax      After-tax        Before-tax      After-tax
- -----------------------------------------------------------------------------------------------------------------------------------

Petroleum
   EXPLORATION AND PRODUCTION
      United States ............................................           $ 151            $  94            $  76            $  47
      Foreign ..................................................             117               64               99               49

   Refining, Marketing and Transportation
      76 Products Company ......................................             (11)              (7)             (35)             (18)

GEOTHERMAL AND POWER OPERATIONS ................................               9                5                9                4

Diversified Businesses
      Agricultural Products ....................................              25               16               26               16
      Carbon and Minerals ......................................              26               18               24               17
      Pipelines ................................................              18               16               22               18
      Other ....................................................              (1)               -                2                1

CORPORATE AND UNALLOCATED
      Administrative and General expense .......................             (29)             (18)             (29)             (18)
      Net interest expense .....................................             (72)             (50)             (64)             (43)
      Environmental and Litigation expense .....................              (7)              (4)             (15)              (9)
      Other ....................................................             (19)             (14)             (15)             (10)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 207            $ 120            $ 100            $  54
                                                                           =========================================================


                                  SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)






Dated:  April 24, 1996      By:        /s/  STANLEY Y. HANAOKA
- ------------------------              ------------------------------
                                          Stanley Y. Hanaoka
                                         Assistant Comptroller